                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 28, 1999




                        Source One Mortgage Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12898                 38-3423621
          --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

   27555 Farmington Road
 Farmington Hills, Michigan                                     48334-3357
----------------------------                                    ----------
   (Address of prinicipal                                       (Zip Code)
     executive offices)



Registrant's telephone number, including area code:  (248) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of May 25, 1999 for Series 1987-2 Distribution Reports as of June 1, 1999 for Series 1988-1 and 1988-2 and Distribution Reports as of May 20, 1999 for Series 1990-1.




                            Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SOURCE ONE MORTGAGE CORPORATION
                                        (Registrant)




Date:  May 28, 1999            By: /s/ Larry N. Ciofu
                                  -------------------------------------

                                       Larry N. Ciofu
                                       Vice President

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2

                                                                         Distribution Date Statement for
                                                                                                                  Interest
                 COUPON         Principal         Number of            Interest               Interest           Payable Per
  Class           RATE         Outstanding      Certificates           Accrued                Payable             $1,000 CTF
  -----           ----         -----------      ------------           --------               --------           -----------
   2-A           0.0000%      $        0.00        45,100             $      0.00            $     0.00           $0.000000

   2-B           7.0000%      $        0.00        18,000             $      0.00            $     0.00           $0.000000

   2-C           7.0000%      $        0.00        19,700             $      0.00            $     0.00           $0.000000

   2-D           9.5500%      $        0.00           124             $      0.00            $     0.00           $0.000000

   2-E           9.9500%      $6,430,038.80         5,200             $ 53,315.74            $53,315.74          $10.253027
                              -------------      --------             -----------            ----------

                              $6,430,038.80        88,124             $ 53,315.74            $53,315.74

                                                25-May-99
                                                                      Principal                Principal        Per $1,000
                                                Principal            Payable Per             Balance After      CTF After
                                                 Payable              $1,000 CTF               25-Jun-99        25-Jun-99
                                                ---------            -----------             -------------      ----------
                                              $  0.000000              $ 0.000000         $        0.00       $    0.000000

                                              $  0.000000              $ 0.000000         $        0.00       $    0.000000

                                              $  0.000000              $ 0.000000         $        0.00       $    0.000000

                                              $  0.000000                       -         $        0.00       $    0.000000

                                              $239,591.58              $46.075304         $6,190,447.22       $1,190.470619
                                              -----------              ----------         -------------

                                              $239,591.58                                 $6,190,447.22


                                              Ending Aggregate Agency MBS Balance:        $6,210,238.19

Agency MBS Collections :
              Interest                        $ 53,748.61
              Principal                       $239,591.58     Accrual Distribution Amount:       $        0.00
Investment Income                             $    482.33     Aggregate Cash Flow Value Decline: $  239,591.58

                                              -----------

TOTAL AVAILABLE                               $293,822.52

Due to Certificateholders                     $292,907.32

                                              -----------
Available for Expenses and Residual Payment   $    915.20
                                                                                       THE FIRST NATIONAL BANK OF CHICAGO,
Expenses Payable                                 ($167.18)                             as Trustee
                                                                                       Corporate Trust Division
                                              -----------                              One First National Plaza Suite 0126
Net Balance                                   $    748.02                              Chicago, Illinois 60670
                                              ===========                              (312)407-4660


Due to Residual Holders                       $    748.02  **THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

Amount Payable Per Individual
Residual Certificate (5% Denomination):       $   37.4010

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-1

                    Distribution Date Statement for

                                                                                                                       Interest
                 COUPON             Principal               Number of           Interest               Interest       Payable Per
   Class          RATE             Outstanding            Certificates          Accrued                Payable         $1,000 CTF
   -----          ----             -----------            ------------          --------                --------      -----------
     A           0.0000%           $       0.00              38,510          $      0.00             $     0.00        $0.000000

     B           8.0000%           $       0.00              51,050          $      0.00             $     0.00        $0.000000

     Z           9.9000%           $6,490,584.25             10,440          $ 53,547.32             $53,547.32        $5.129054
                                   -------------            -------          -----------             ----------
                                   $6,490,584.25            100,000           $53,547.32             $53,547.32

                                                          1-Jun-99
                                                                                                                   Principal Balance
                                                                              Principal           Principal           Per $1,000
                                                         Principal          Payable Per          Balance After        CTF After
                                                          Payable*            $1,000 CTF          1-Jun-99            1-Jun-99
                                                         ---------          ------------         -------------     -----------------
                                                        $      0.00            $0.000000          $        0.00          $  0.000000

                                                        $      0.00            $0.000000          $        0.00          $  0.000000

                                                        $251,909.76           $24.129287          $6,238,674.49          $597.574185
                                                        -----------                               -------------
                                                        $251,909.76                               $6,238,674.49


                                                             Ending Aggregate Agency MBS Balance: $6,238,942.02
Agency MBS Collections :
              Interest                                  $ 54,090.43
              Principal                                 $251,909.76     Accrual Distribution Amount:                     $      0.00
Investment Income                                       $    538.65     Aggregate Cash Flow Value Decline:               $251,909.76
                                                        -----------                                                      -----------
TOTAL AVAILABLE                                         $306,538.84     *Aggregate Amount of Principal Distributable:    $251,909.76

Due to Certificateholders                              ($305,457.08)
                                                        -----------
Available for Expenses and Residual Payments            $  1,081.76

Expenses Payable                                           ($175.94)
                                                        -----------                    THE FIRST NATIONAL BANK OF CHICAGO,
Net Balance                                             $    905.82                    as Trustee
                                                        ===========                    Corporate Trust Division
                                                                                       Suite 0126
                                                                                       One First National Plaza
Due to Residual Holders                                 $    905.82                    Chicago, Illinois  60670
                                                                                       (312)407-4660
Amount Payable Per Individual
Residual Certificate (5% Denomination):                 $   45.2910

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2
                    Distribution Date Statement for         1-Jun-99

                                                                                                                      Interest
                 COUPON                  Principal         Number of           Interest             Interest         Payable Per
  Class           RATE                  Outstanding       Certificates         Accrued              Payable           $1,000 CTF
  -----           ----                  -----------       ------------         --------             --------          ----------
   2-A           0.0000%               $        0.00        39,750            $     0.00          $      0.00         $0.000000

   2-B           7.0000%               $        0.00        24,540            $     0.00          $      0.00         $0.000000

   2-C           7.0000%               $        0.00        10,930            $     0.00          $      0.00         $0.000000

   2-D           7.0000%               $        0.00        14,580            $     0.00          $      0.00         $0.000000

   2-Z           9.4000%               $8,565,886.75        10,200            $67,099.45          $ 67,099.45         $6.578377
                                       -------------       -------            ----------          -----------
                                       $8,565,886.75       100,000            $67,099.45          $ 67,099.45

                                                                                                                  Principal Balance
                                                                              Principal            Principal          Per $1,000
                                                         Principal           Payable Per         Balance After        CTF After
                                                          Payable*            $1,000 CTF           1-Jun-99           1-Jun-99
                                                         ---------           -----------         -------------    -----------------
                                                       $      0.00             $0.000000        $        0.00       $  0.000000

                                                       $      0.00             $0.000000        $        0.00       $  0.000000

                                                       $      0.00             $0.000000        $        0.00       $  0.000000

                                                       $      0.00             $0.000000        $        0.00       $  0.000000

                                                       $415,646.00            $40.749608        $8,150,240.75       $799.043211
                                                       -----------                              -------------

                                                       $415,646.00                              $8,150,240.75

                                                Ending Aggregate Agency MBS Balance:            $8,150,255.50
Agency MBS Collections :
              Interest                                 $ 67,813.38
              Principal                                $415,646.00    Accrual Distribution Amount:                  $      0.00
Investment Income                                      $    812.25    Aggregate Cash Flow Value Decline:            $415,646.00
                                                       -----------                                                  -----------
TOTAL AVAILABLE                                        $484,271.63    *Aggregate Amount of Principal Distributable: $415,646.00

Due to Certificateholders                             ($482,745.45)   Principal Allocation:      Class 2-A:              0.0000%
                                                       -----------                               Class 2-D:              0.0000%
Available for Expenses and Residual Payments           $  1,526.18

Expenses Payable                                          ($232.74)
                                                                                                 THE FIRST NATIONAL BANK OF CHICAGO,
Net Balance                                            $  1,293.44                               as Trustee
                                                       ===========                               Corporate Trust Division
                                                                                                 Suite 0126
                                                                                                 One First National Plaza
Due to Residual Holders                                $  1,293.44                               Chicago, Illinois  60670
                                                                                                 (312)407-4660
Amount Payable Per Individual
Residual Certificate (5% Denomination):                $   64.6720



                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1

                    Distribution Date Statement for 20-May-99

                      UPPER TIER REMIC REGULAR CERTIFICATES


                  COUPON                   Principal                Number of            Interest                 Interest
  Class            RATE                   Outstanding                  Cert.             Accrued                  Payable
  -----           ------                 -------------             -----------          ----------               ----------
   1-A            8.5000%                $        0.00                  15,250          $     0.00               $     0.00

   1-B            9.0000%                $        0.00                  10,500          $     0.00               $     0.00

   1-C            9.0000%                $        0.00                   6,500          $     0.00               $     0.00

   1-D            9.0000%                $        0.00                  16,500          $     0.00               $     0.00

   1-E            9.0000%                $5,121,374.28                  12,000          $38,410.31               $38,410.31

   1-F            0.0000%                $        0.00                  18,500          $     0.00               $     0.00

   1-G            0.0000%                $        0.00                  12,450          $     0.00               $     0.00

   1-H            0.0000%                $        0.00                   4,850          $     0.00               $     0.00

   1-I          259.5000%                $   10,242.75                     152          $ 2,214.99               $ 2,214.99
                                         -------------             -----------          ----------               ----------
                                         $5,131,617.03                  96,702          $40,625.30               $40,625.30

                                                                                                 Principal Balance
                                                       Principal             Principal             Per $1,000
                Payable Per        Principal           Payable Per          Balance After            CTF After
  Class         $1,000 CTF          Payable*           $1,000 CTF             20-May-99              20-May-99
  -----         -----------       -----------      ------------------      --------------        -----------------
   1-A          $   0.000000      $      0.00      $         0.000000      $         0.00        $        0.000000

   1-B          $   0.000000      $      0.00      $         0.000000      $         0.00        $        0.000000

   1-C          $   0.000000      $      0.00      $         0.000000      $         0.00        $        0.000000

   1-D          $   0.000000      $      0.00      $         0.000000      $         0.00        $        0.000000

   1-E          $   3.200859      $140,553.34      $        11.712778      $ 4,980,820.94        $      415.068412

   1-F          $   0.000000      $      0.00      $         0.000000      $         0.00        $        0.000000

   1-G          $   0.000000      $      0.00      $         0.000000      $         0.00        $        0.000000

   1-H          $   0.000000      $      0.00      $         0.000000      $         0.00        $        0.000000

   1-I          $  14.572303      $    281.11      $         1.849408      $     9,961.64        $       65.537105
                                  -----------                              --------------
                                  $140,834.45                              $ 4,990,782.58


                      UPPER TIER REMIC REGULAR CERTIFICATES

Principal Balance

                                                                                        Interest                         Principal
           COUPON        Principal        Number of      Interest       Interest       Payable Per     Principal        Payable Per
            RATE        Outstanding         Cert.        Accrued        Payable        $1,000 CTF       Payable*        $1,000 CTF
           -------      -----------       ---------     ----------     ----------      ------------   -----------    --------------
   1-R     0.0000%      $      0.00         3,298       $     7.96     $     7.96      $   0.002414   $      0.00    $     0.000000

                  Principal               Per $1,000
                Balance After             CTF After
                  20-May-99               20-May-99
                -------------             ----------
   1-R          $        0.00             $ 0.000000


                       LOWER TIER REMIC REGULAR INTERESTS

                                                                                                 Principal
            COUPON          Principal           Number of       Interest      Principal        Balance After
  Class      RATE          Outstanding        Certificates      Accrued        Payable*          20-May-99
  -----     ------        -------------       ------------    ----------     -----------      --------------
  1-AS      9.5000%       $        0.00             15,311    $     0.00     $      0.00      $         0.00

  1-BS      9.5000%       $        0.00             10,521    $     0.00     $      0.00      $         0.00

  1-CS      9.5000%       $        0.00              6,513    $     0.00     $      0.00      $         0.00

  1-DS      9.5000%       $        0.00             16,533    $     0.00     $      0.00      $         0.00

  1-ES      9.5000%       $5,382,048.04             12,024    $42,607.88     $140,834.45      $ 5,241,213.59

  1-FS      9.5000%       $        0.00             30,950    $     0.00     $      0.00      $         0.00

  1-HS      9.5000%       $        0.00              8,148    $     0.00     $      0.00      $         0.00
                          -------------       ------------    ----------     -----------      --------------
                          $5,382,048.04            100,000    $42,607.88     $140,834.45      $ 5,241,213.59

                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1
                  DISTRIBUTION DATE STATEMENT FOR May 20, 1999

 Agency MBS Collections :
               Interest                                        $     40,633.26
               Principal                                       $    140,834.45
 Investment Income                                             $        229.02
                                                               ---------------
 Lower Tier REMIC Collection Account                           $    181,696.73
                                                               ---------------
 Upper Tier REMIC Collection Account                           $    181,696.73

 Aggregate Prin Payable to Holders of
 Upper Tier REMIC Regular Certificate                             ($140,834.45)

 Aggregate Interest Payable to Holders of
 Upper Tier REMIC Regular Certificates                             ($40,625.30)

 Expenses Payable                                              $          0.00



 REMIC Taxes Payable                                           $          0.00

 Interest Payable to Class 1-R Certificate                              ($7.96)



 Principal Payable to Class 1-R Certificate                    $          0.00

 Due to Class 1-RS Certificate                                        ($229.02)
                                                               ---------------
 Net Balance                                                            ($0.00)
                                                               ===============


Beginning Aggregate Agency MBS Balance :                       $100,001,006.61
Ending Aggregate Agency MBS Balance :                          $  4,991,789.01


   Aggregate Cash Flow Value Decline:                          $    140,834.45
                                                               ---------------
   *Aggregate Amount of Principal Distributable:               $    140,834.45


   Principal Allocation:

   Aggregate Amount of Principal
   Distributable to Classes 1-D and 1-I:


   Class 1-E:                                      3.69315767%
   Class 1-I:                                      0.58313158%

   Aggregate Amount of Principal
   Distributable to Classes 1-G,1-H and 1-R :

   Class 1-R:                                      0.00000000%


   THE FIRST NATIONAL BANK OF CHICAGO,
   as Trustee
   Corporate Trust Division
   Suite 0126
   One First National Plaza
   Chicago, Illinois  60670
   (312)407-4660